Exhibit 23.3

                       Consent of Independent Accountants

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 24, 2001 in this Registration Statement on Form S-3 and related Prospectus of Rheometric Scientific, Inc.

                                         /s/ Mahoney Cohen & Company, CPA, P.C.

New York, New York
October 3, 2001